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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [_] Filed by a Party other than the Registrant [_]



Check the appropriate box:


[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to (S)240.14a-12





                    Systems & Computer Technology Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      (5) Total fee paid:

      --------------------------------------------------------------------------




[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      --------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      (3) Filing Party:

      --------------------------------------------------------------------------
      (4) Date Filed:

      --------------------------------------------------------------------------

      [LOGO] SCT

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               February 21, 2003

                               -----------------

To Our Stockholders:

   You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Systems & Computer Technology Corporation. The meeting will be held at 10:00 a.m. Eastern time on February 21, 2003 at Two Country View Road, Malvern, Pennsylvania. At the meeting, we will elect two directors and attend to any other business properly presented at the meeting. We will also report on our fiscal 2002 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet our management team.

   Only stockholders who owned shares of our common stock at the close of business on January 10, 2003 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements that may take place. Eligible stockholders may vote in person or by proxy. The stock transfer books of the company will not be closed. The accompanying form of proxy is solicited by the Board of Directors. Please use this opportunity to take part in our affairs by voting on the business before this meeting. We consider your vote important and encourage you to vote as soon as possible.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                          Secretary

January 21, 2003

    EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY. RETURNING THE PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355

                               -----------------

                                PROXY STATEMENT

                      2003 Annual Meeting of Stockholders

                               -----------------

Q: Why am I receiving this Proxy Statement?

A: The Board of Directors is soliciting proxies for the 2003 Annual Meeting of Stockholders of Systems & Computer Technology Corporation ("we," "us," "our" or "company"). Our Annual Meeting will be held at 10:00 a.m. Eastern time on February 21, 2003 at Two Country View Road, Malvern, Pennsylvania, and at the time of any adjournments or postponements that may take place. You are receiving this Proxy Statement because you owned shares of our common stock as of January 10, 2003. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision. The Notice of Annual Meeting, Proxy Statement and proxy card are first being mailed to our stockholders on or about January 21, 2003.

Q: Who can attend the meeting?

A: All stockholders are encouraged to attend the meeting. Admission tickets are not required.

Q: What is a quorum?

A: A quorum is a majority of the outstanding shares. The shares may be represented at the meeting either in person or by proxy. To hold the meeting, there must be a quorum present.

Q: Who is entitled to vote?

A: Stockholders of record as of the close of business on January 10, 2003 may vote at the Annual Meeting.

Q: How many shares can vote?

A: As of January 10, 2003, there were 33,576,639 shares of our common stock issued and outstanding. Every stockholder of record as of January 10, 2003 may cast one vote for each share of common stock owned.

Q: What may I vote on?

A: You may vote on the election of two (2) directors who have been nominated to serve on our Board of Directors for indicated term and on any other business properly presented at the meeting.

Q: How does the Board of Directors recommend I vote?

A: The Board recommends a vote FOR each Board nominee.

Q: How do I vote?

A: Sign and date each proxy card you receive, mark the box indicating how you wish to vote and return the proxy card in the prepaid envelope provided. If you sign your proxy card, but do not mark the box showing how you wish to vote, your shares will be voted for the election of the nominees for director and as recommended by the Board of Directors on such other business as may properly come before the Annual Meeting or any adjournments or postponements of the meeting.

Q: What if I want to change my vote after I complete and submit a proxy card?

A: You may change your vote at any time before the meeting in any of the following three ways:

    1. Notify our Secretary, Richard Blumenthal, in writing;
    2. Vote in person at the meeting; or
    3. Submit a proxy card with a later date.

Q: What if I hold my shares in a brokerage account?

A: If you hold your shares through a broker, bank or other nominee, you will receive a voting instruction form directly from them describing how to vote your shares. If you hold your shares through a broker, bank or other nominee and wish to vote at the meeting, you must obtain a legal proxy from that nominee authorizing you to vote at the meeting. We will be unable to accept a vote from you at the meeting without that form. If you hold your shares directly and wish to vote at the meeting, no additional forms will be required.

Q: How will directors be elected?

A: Our Board of Directors is divided into three classes with staggered three-year terms. The terms of Gabriel A. Battista and Robert M. Gavin, Jr. expire at the meeting and each is nominated to fill a term expiring at the 2006 Annual Meeting of Stockholders. The two nominees who receive the highest number of affirmative votes at a meeting at which a quorum is present will be elected as directors. If, for any reason, at the time of the election, either Mr. Battista or Dr. Gavin should be unable to accept his nomination or election, proxies cast for such nominee will be voted for the election of a substituted nominee recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that either Mr. Battista or Dr. Gavin will be unable to serve as a director. Stockholders are not entitled to cumulative voting in the election of directors.

Q: Who will count the votes?

A: A representative of Mellon Investor Services LLC, our transfer agent, will count the votes and act as the judge of election.

Q: What does it mean if I get more than one proxy card?

A: You may hold shares under different names or entities, or your shares may be in more than one account. We encourage you to have all accounts registered in the exact same name and address whenever possible. You may obtain information about how to do this by contacting our transfer agent:

   Mellon Investor Services LLC
   Overpeck Centre
   85 Challenger Road
   Ridgefield Park, NJ 07660
   Toll-free telephone: 1-800-851-9677

   If you provide Mellon Investor Services with photocopies of the proxy cards that you receive or with the account numbers that appear on each proxy card, it will be easier to accomplish this. You may also find information on transferring shares and other useful stockholder information on their Web site at www.mellon-investor.com.

Q: What is the effect if I abstain or fail to give instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted as part of the quorum even if you abstain from voting or withhold your vote for a particular director or a particular proposal.

   Broker non-votes are also counted as part of the quorum. A broker non-vote occurs when brokers or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the meeting. In this event, brokers and other nominees may vote those shares on routine matters, such as the election of directors. Broker non-votes and withheld votes are not counted in the tally of votes FOR or AGAINST a proposal, and abstentions have the same effect as a vote against a proposal.

Q: Are there any expenses associated with collecting the stockholder votes?

A: The cost of soliciting proxies will be borne by us. In addition, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement that we or our Board of Directors take action on a matter that you intend to present at a meeting of stockholders. However, under applicable rules, we have the ability to exclude certain matters proposed, including matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held shares of our stock worth at least $2,000 in market value or 1% of our common stock for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the 2004 Annual Meeting of Stockholders, what action must I take?

A: In order for your nomination for the election of a director or any other proposal to be presented by you at the Annual Meeting of Stockholders to be held in 2004, notice of your nomination or other proposal must be delivered by you to the Secretary of the company at our address below either: (i) on or before September 23, 2003; or (ii) not earlier than November 24, 2003 and not later than December 23, 2003, and in the case of a proposal, the proposal must be an appropriate subject for stockholder action under applicable law. In the event that we receive notice of your stockholder proposal within the time frame set forth above, then so long as we include in our proxy statement for the 2004 Annual Meeting advice on the nature of the matter and how the named proxyholders intend to vote the shares for which they have received discretionary authority, such proxyholders may exercise discretionary authority with respect to your proposal, except to the extent limited by the SEC's rules governing stockholder proposals. In order for your stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our 2004 Annual Meeting, the proposal must be received by the Secretary of the company at our address below by not later than September 23, 2003. Send your proposal to:

   Richard Blumenthal
   Secretary
   Systems & Computer Technology Corporation
   Great Valley Corporate Center
   Four Country View Road
   Malvern, Pennsylvania 19355

Q: Can a stockholder nominate someone to be a director?

A: We will consider qualified candidates recommended by our stockholders. You should submit your recommendation, including a detailed statement of the individual's qualifications, to our Secretary at the company address above.

                             ELECTION OF DIRECTORS

   Our Board of Directors is divided into three classes with staggered three-year terms. There are two nominees for election this year. Each nominee is currently serving as a director. The table below provides the following information regarding each nominee and each other director: (i) his age; (ii) all positions and offices he holds with the company; (iii) his principal occupation or employment during the past five years; (iv) other directorships he holds in public companies; (v) the period of time he has served as a director of the company; and (vi) the expiration of his current term as a director of the company.

                                                                                     Has Been
                                      Positions with the Company, Principal         a Director Expiration of
         Name              Age         Occupation and Other Directorships             Since    Current Term
         ----              ---        -------------------------------------         ---------- -------------
Nominees for Election
Gabriel A. Battista* #+    58  Chairman of the Board, President and Chief              1996     2003 Annual
                               Executive Officer of Talk America, Inc., f/k/a                   Meeting (1)
                               Talk.com, Inc., f/k/a Tel--Save.Com, Inc., since
                               January 1999; Chief Executive Officer of Network
                               Solutions, Inc. from October 1996 through
                               December 1998. Mr. Battista is also a director of
                               Talk America, Inc. and Via Net.Works, Inc.

Robert M. Gavin, Jr.#+     62  Independent educational consultant since September      2002     2003 Annual
                               2001; President, Cranbrook Education Community                   Meeting (1)
                               from July 1996 to September 2001. Dr. Gavin is
                               also a director of Hartford Mutual Funds.
Directors Continuing in Office

Michael D. Chamberlain     58  President and Chief Executive Officer of the            1989     2004
                               company since January 2002; President and Chief
                               Operating Officer of the company from October
                               2001 to January 2002; President, SCT Global
                               Operations from July 1999 to October 2001;
                               President, SCT Software Group from May 1994 to
                               July 1999. From September 1986 to May 1994, Mr.
                               Chamberlain served as President of the company's
                               education solutions business.

Thomas I. Unterberg*#      72  Co-Founder and Chairman of C.E. Unterberg,              1982     2004
                               Towbin since June 1989. Mr. Unterberg is also a
                               director of AES Corporation; Storage Engine, Inc.;
                               Rumson-Fairhaven Bank & Trust; and Electronics
                               For Imaging, Inc., for which Mr. Unterberg also
                               serves on the Compensation Committee.

Allen R. Freedman* #+      62  Non-executive Chairman of the Board of the              1982     2005
                               company since January 2002. Mr. Freedman is also
                               a director of Fortis, Inc. He was Managing Director,
                               Fortis International N.V. from January 1987 until he
                               retired on July 31, 2000, and Chairman and Chief
                               Executive Officer of Fortis, Inc. from November
                               1990 until he retired on July 31, 2000.

Eric Haskell               56  Executive Vice President, Finance and                   2002     2005
                               Administration, Treasurer and Chief Financial
                               Officer of the company since October 2002; Senior
                               Vice President, Finance and Administration,
                               Treasurer and Chief Financial Officer of the
                               company from July 1990 to October 2002; Vice
                               President, Finance and Administration, Treasurer
                               and Chief Financial Officer of the company from
                               March 1989 to July 1990.

--------
*  Member of the Audit Committee
#  Member of the Nominating Committee

+  Member of the Compensation Committee
(1) If elected at the Annual Meeting, this nominee will serve for a term ending at the 2006 Annual Meeting of Stockholders, or until his successor is duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING.

Board Meetings and Committees

   During the fiscal year ended September 30, 2002 ("fiscal 2002"), the Board of Directors held thirteen meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

   The Audit Committee consists of Messrs. Unterberg, Freedman and Battista. During fiscal 2002, the function of the Audit Committee was to recommend to the Board of Directors the accounting firm to be retained to audit our financial statements and, once retained, to consult with, and review recommendations made by, our accounting firm with respect to financial statements, financial records and controls, and to make recommendations to the Board of Directors as it deemed appropriate from time to time. The Audit Committee held six meetings during fiscal 2002.

   In November 2002, the Audit Committee adopted a revised charter. A copy of the revised charter is attached to this Proxy Statement as Appendix A. The function of the Audit Committee under our revised charter is to, among other things: (i) appoint, compensate and oversee the work of the independent auditors; (ii) pre-approve both audit and non-audit services; (iii) provide oversight relating to the company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors; (iv) investigate any matter or complaint brought to its attention, retaining outside counsel and other experts for this purpose as necessary; (v) review and approve all related-party transactions; and (vi) take appropriate corporate action to provide for quality financial reporting, sound business risk practices and ethical corporate behavior.

   The Compensation Committee consists of Messrs. Freedman and Battista and Dr. Gavin. The Compensation Committee considers recommendations of management regarding compensation and fringe benefits of senior executives and determines whether the recommendations of management are consistent with general policies, practices, and compensation scales established by the Board of Directors. During fiscal 2002, the Compensation Committee held two meetings.

   In January 2002, we established a Nominating Committee of the Board of Directors. The Nominating Committee consists of Messrs. Unterberg, Freedman and Battista and Dr. Gavin. The function of the Nominating Committee is to recommend qualified candidates for election as directors of the company. The Nominating Committee held no meetings during fiscal 2002.

   Each member of our Audit Committee, Compensation Committee and Nominating Committee is considered an "independent director" under current NASDAQ national market listing standards. In addition, all members of our Audit Committee are financially literate and at least one member has accounting or related financial management experience. The company anticipates making changes to the composition of such committees as may be required from time-to-time by then-current applicable laws, rules or regulations, and NASDAQ listing standards.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's directors and executive officers, and persons who own more than ten percent of a registered class of the company's equity securities (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the company. Reporting Persons are also required to furnish the company with copies of all Section 16(a) forms they file.

   To the company's knowledge, based solely upon review of the copies of
Section 16(a) reports furnished to us and written representations of Reporting Persons that no other reports were required with respect to fiscal 2002, all
Section 16(a) filing requirements applicable to the Reporting Persons were met.

                            EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid to Certain Executive Officers

   The following table sets forth, for the fiscal years ended September 30, 2000, 2001 and 2002, respectively, certain compensation information with respect to: (a) the company's Chief Executive Officer; and (b) each of the four other most highly compensated executive officers of the company whose total annual salary and bonus for fiscal 2002 exceeded $100,000 and who (except as noted below) were serving at the end of fiscal 2002, based on the salary and bonus earned by such executive officers during fiscal 2002 (collectively, the "named executive officers"):

                          SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                          Compensation
                                                           Other Annual Awards Securities
                                                   Bonus   Compensation    Underlying         All Other
 Name and Principal Position      Year Salary ($)  ($)(1)    ($) (2)       Options (#)    Compensation($)(3)
 ---------------------------      ---- ---------- -------- ------------ ----------------- ------------------
Michael J. Emmi (4)               2002  $132,886       -0-   $21,007         25,000           $2,190,045
   Chairman of the Board,         2001  $507,500  $180,000       N/A         50,000           $   54,160
   President and Chief            2000  $477,500       -0-   $73,952         16,500           $   54,605
   Executive Officer

Michael D. Chamberlain (5)        2002  $447,050  $392,600       N/A         20,000           $   33,161
   President and Chief            2001  $369,550  $109,500       N/A         40,000           $   28,572
   Executive Officer              2000  $345,800       -0-       N/A         10,000           $   28,332

Eric Haskell                      2002  $345,200  $243,840       N/A         15,000           $   20,392
   Executive Vice President,      2001  $325,800  $ 80,000       N/A         30,000           $   19,161
   Finance and Administration,    2000  $305,800       -0-       N/A          7,000           $   18,452
   Treasurer and Chief
   Financial Officer

Richard A. Blumenthal             2002  $266,825  $186,410       N/A         12,500           $   18,192
   Executive Vice President,      2001  $252,050  $ 61,250       N/A         25,000           $   16,457
   General Counsel and            2000  $237,050       -0-       N/A          4,500           $   15,917
   Secretary

Jerry A. Smith (6)                2002  $202,641       -0-       N/A         10,000           $   73,860
   Senior Vice President and      2001  $247,050  $ 60,000       N/A            -0-           $   13,574
   Chief Technology Officer       2000  $235,800       -0-       N/A            -0-           $   38,751

Deirdre Wielgus (7)               2002  $146,385  $ 63,572       N/A         16,000           $   56,934
   Senior Vice President,         2001  $175,358  $ 43,750       N/A         34,000           $    9,870
   Human Resources and            2000       N/A       N/A       N/A            N/A                  N/A
   Organizational Strategy

--------
(1) The amounts shown for fiscal 2002 represent the sum of transaction bonuses (discussed below) for Messrs. Chamberlain, Haskell and Blumenthal in the amounts of $98,300, $88,840, and $67,710, respectively; and performance bonuses for Messrs. Chamberlain, Haskell and Blumenthal in the amounts of $294,300, $155,000 and $118,700, respectively.

(2) The amounts shown for fiscal 2002 represent the sum of the following: (a) $10,251 for automobile expense allowance; (b) $4,000 for income tax preparation professional services; and (c) $6,756 for spousal travel allowance.

(3) The amounts shown for fiscal 2002 represent the sum of the following: (a) with regard to the retirement arrangement between Mr. Emmi and the company, discussed below: $1,364,750 in retirement payments; $621,275 representing the cash surrender value of certain life insurance policies transferred to Mr. Emmi; $19,489 in automobile expenses; $24,112 in life and health insurance premiums that the company paid on Mr. Emmi's behalf; $78,400 in loan reduction in lieu of payment of a transaction bonus (discussed below) for the sale of the company's government software and services business; and $36,124 in miscellaneous expenses and perquisites; (b) severance compensation paid to Mr. Smith, in the amount of $64,050, and to Ms. Wielgus, in the amount of $49,035, pursuant to separation agreements between the company and each such named executive; (c) company matching contributions to each of the named executive's accounts in the company's 401(k) retirement plan in the following amounts: Mr. Emmi, $83; Mr. Chamberlain, $5,500; Mr. Haskell, $5,500; Mr. Blumenthal, $5,500; Mr. Smith, $3,816; and Ms. Wielgus, $2,204; (d) the following premiums and associated taxes paid by the company on life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $19,837; Mr. Chamberlain, $5,738; Mr. Haskell, $7,189; Mr. Blumenthal, $2,930; Mr. Smith, $1,107; and Ms. Wielgus, $1,077;
    and (e) the following amounts which reflect the present value of the imputed interest related to premiums which were paid by the company on split dollar life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $25,975; Mr. Chamberlain, $21,923; Mr. Haskell, $7,703; Mr.
    Blumenthal, $9,762; Mr. Smith, $4,887; and Ms. Wielgus, $4,618.
(4) Mr. Emmi retired from the company effective January 2, 2002.
(5) Mr. Chamberlain was appointed to the office of President and Chief Executive Officer effective January 2, 2002.
(6) Mr. Smith resigned from the company effective June 30, 2002.
(7) Ms. Wielgus became an executive officer of the company on February 23, 2001 and resigned from the company effective June 30, 2002.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

   The following table sets forth certain information regarding options for the purchase of the company's common stock that were awarded to the named executive officers during fiscal 2002:

             OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                                                           Potential Realizable
                                                                               Value at
                                                                           Assumed Annual Rates
                                                                            of Stock Price
                                                                           Appreciation For
                                        Individual Grants                  Option Term (1)(2)
                       --------------------------------------------------- --------------------
                                      % of
                                     Total
                        Number of   Options
                       Securities  Granted to
                       Underlying  Employees
                         Options   in Fiscal     Exercise or    Expiration
         Name          Granted (#)    Year    Base Price ($/Sh)    Date     5% ($)    10% ($)
         ----          ----------- ---------- ----------------- ----------  --------  --------
Michael J. Emmi.......   25,000       3.7%         $12.29        01/02/04  $ 30,522   $ 66,064
Michael D. Chamberlain   20,000       2.9%         $12.29        11/08/11  $150,510   $385,258
Eric Haskell..........   15,000       2.2%         $12.29        11/08/11  $112,883   $288,943
Richard A. Blumenthal.   12,500       1.8%         $12.29        11/08/11  $ 94,069   $240,786
Jerry A. Smith........   10,000       1.5%         $12.29        06/30/03  $  8,891   $ 19,346
Deirdre F. Wielgus....   10,000       1.5%         $12.29        06/30/03  $  8,891   $ 19,346
Deirdre F. Wielgus....    6,000       0.9%         $13.60        06/30/03  $  4,701   $  9,754

--------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the common stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or vesting over a period of years.

(2) All options reported in this table were granted pursuant to the company's 1994 Long-Term Incentive Plan, pursuant to which one-third (1/3) of the options granted become exercisable on the first anniversary of the grant date, and an additional one-third (1/3) become exercisable on each of the second and third anniversaries of the grant date. The right to exercise the options expires ten (10) years after the grant date. All of the options were granted on November 8, 2001, excepting that the 6,000 options separately reported for Ms. Wielgus were granted on April 11, 2002. Further, the rights of Mr. Emmi, Mr. Smith and Ms. Wielgus to exercise certain options, including the vesting dates for the exercise of the options, and the expiration dates for the exercise of the options, were modified pursuant to certain agreements between the company and each named executive, as provided for in the discussions under Severance Agreements and Retirement Arrangements, below.

Stock Options Exercised by Certain Executive Officers During Fiscal 2002 and Held by Certain Executive Officers at September 30, 2002

   The following table sets forth certain information regarding options for the purchase of the company's common stock that were exercised and/or held by the named executive officers during fiscal 2002:

                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR
        ENDED SEPTEMBER 30, 2002 AND FISCAL YEAR-END 2002 OPTION VALUES


                          Shares               Number of Securities     Value of Unexercised
                         Acquired             Underlying Unexercised   In-the-Money Options at
                            on       Value     Options at FY-End (#)   FY-End ($) Exercisable/
         Name          Exercise (#) Realized Exercisable/Unexercisable    Unexercisable(1)
         ----          ------------ -------- ------------------------- -----------------------
Michael J. Emmi.......       -0-         -0-           773,500/0            $159,375/-0-
Michael D. Chamberlain    32,942    $209,428      202,253/50,001            $119,334/-0-
Eric Haskell..........    30,000    $324,825      273,466/37,334                 -0-/-0-
Richard A. Blumenthal.    20,000    $216,550      264,533/30,667                 -0-/-0-
Jerry A. Smith........       -0-         -0-       75,000/10,000                 -0-/-0-
Deirdre F. Wielgus....       -0-         -0-       30,334/43,668            $  1,000/-0-

(1) The values in this column are based on the closing price of the company's common stock of $7.00 on September 30, 2002, the last trading day of fiscal 2002.

Transaction Bonus Compensation Arrangements

   Messrs. Chamberlain, Haskell and Blumenthal are each a party to an agreement with the company pursuant to which the named executive is entitled to a bonus upon the sale of all or substantially all of the assets of any of the company's business units, or upon a change in control of the Company in its entirety. Prior to his retirement from the company, Mr. Emmi was also a party to such an agreement with the company. Upon the occurrence of such a transaction, the company will establish a transaction bonus pool, equal to .8% of the gross value of all cash, securities and other property paid to the company or its stockholders as the purchase price for the transaction in question. Under the terms of their respective agreements with the company, in connection with the sale of the company's government software and services business, Mr. Emmi was entitled to 38%, Mr. Chamberlain was entitled to 25%, Mr. Haskell was entitled to 21%, and Mr. Blumenthal was entitled to 16% of the applicable transaction bonus pool. For all other eligible transactions, under the terms of their respective agreements with the company, Mr. Chamberlain is entitled to 45%, Mr. Haskell is entitled to 31%, and Mr. Blumenthal is entitled to 24% of the applicable transaction bonus pool.

   Upon Mr. Emmi's retirement from the company, in lieu of providing him with a transaction bonus in connection with the sale of the government software and services business, the company reduced Mr. Emmi's indebtedness pursuant to a promissory note in favor of the company, as discussed under the Retirement Arrangement and Indebtedness of Management sections below. Based upon the terms of its agreement with each of the named executives, the company paid transaction bonuses to Messrs. Chamberlain, Haskell and Blumenthal in connection with the company's sale of its government and manufacturing software and services businesses.

Severance Agreements

   The company has Severance Agreements with Messrs. Chamberlain, Haskell, and Blumenthal, as well as with certain other key management employees (together with Messrs. Chamberlain, Haskell, and Blumenthal, the "Executives"), in order to reinforce and encourage the continued attention and dedication of the Executives to their assigned duties without the distraction which may arise in the event of a change of control. Under the Severance Agreements, the company agrees to pay the Executives certain specified severance payments and benefits in the event that their employment with the company is terminated in connection with a change in control. Each Executive, in turn, agrees, for a one-year period following the date of his or her termination resulting from a change in control, not to solicit or take away any customers or employees of the company that are or were customers or employees during his employment with the company.

   Among the benefits conferred, the Severance Agreements provide for the payment to the Executives of a specified multiplier times the sum of: (i) the higher of the Executive's annual base salary in effect immediately prior to the notice of termination or immediately prior to the change in control; and (ii) the higher of the target bonus for the year in which the termination occurs or the highest bonus paid or payable to the applicable Executive for any of the previous five years. With respect to this calculation, the applicable multiplier for Messrs. Chamberlain, Haskell, and Blumenthal is three. In addition to the payment described above, the Severance Agreement requires the company, for a period of 36 months after the date of a covered termination, to provide the named executive officers with life, disability, accident and health insurance benefits substantially similar to those which the named executive officer received immediately prior to the notice of termination, unless the named executive officer is otherwise offered or provided comparable benefits without cost during such period. The Severance Agreement also provides that the company will indemnify the Executives from certain legal and other expenses incurred in connection with a termination of his employment, as well as from certain excise taxes which may be levied upon the severance payments and other benefits conferred to the Executive upon a change of control.


   Messrs. Chamberlain, Haskell and Blumenthal also have agreements with the company that provide, among other things, that if such executive were terminated without cause (other than in connection with a change in control of the company), he would receive the following benefits: (1) two times his annual base salary as in effect on the date of termination of employment; (2) continuation of all employer-provided insurance coverage for two years following the date of termination of employment; (3) all options to purchase securities of the company held by him on the date of termination of his employment immediately vest and may be exercised for two years following the date of termination of employment; and (4) if applicable, an additional sum of cash which compensates him in full for the imposition of any additional income tax and/or excise tax or penalty which may be levied upon the severance payments and other benefits conferred to him under the agreement.

Retirement Arrangement

   Effective January 2, 2002, Mr. Emmi retired from the company and resigned as the company's Chairman of the Board, President and Chief Executive Officer, as a member of the company's Board of Directors and as an officer and director of all the company's subsidiaries. In connection with his retirement, Mr. Emmi agreed not to compete with the company's education business for three years or with the company's remaining businesses for two years, and Mr. Emmi in turn received compensation of approximately $1.5 million, inclusive of reduction of indebtedness to the company in lieu of a transaction bonus for the sale of the company's government software and services business. The company agreed to continue to provide Mr. Emmi with life and health insurance and other fringe benefits for periods ranging from two to five years, as well as an assignment of life insurance policies covering Mr. Emmi, and Mr. Emmi's rights under other compensation plans became vested. All company stock options held by Mr. Emmi became vested and were amended to permit Mr. Emmi to exercise them by the earlier of their original expiration date or two years from the date of his resignation.

Separation Arrangements

   Effective June 30, 2002, Mr. Smith and Ms. Wielgus resigned from their respective positions with the company. In connection with such resignations, the company agreed to pay each of Mr. Smith and Ms. Wielgus his or her respective annual salary through June 30, 2003, and further agreed to pay Ms. Wielgus a performance bonus for services rendered during fiscal 2002. The company also agreed to continue to provide Mr. Smith and Ms. Wielgus with life and health insurance and other fringe benefits through June 30, 2003. All outstanding stock options held by Ms. Wielgus became fully vested as of June 30, 2002 and all options held by Ms. Wielgus and Mr. Smith were amended to permit the exercise of the vested options by the earlier of the original expiration date or June 30, 2003. In return, Mr. Smith and Ms. Wielgus agreed not to compete with the company's business through June 30, 2003.

Indebtedness of Management

   On May 21, 2001, Mr. Emmi signed a Secured Promissory Note providing for up to six monthly advances by the company to Mr. Emmi in amounts not to exceed $20,000 in any month. The note bears interest at 7% per annum and was secured by 40,000 shares of company common stock owned by Mr. Emmi. On December 31, 2001, the principal amount outstanding under the note was $84,158.28, which was the largest principal amount outstanding at any time during fiscal year 2002. As part of the consideration received by Mr. Emmi upon his retirement from the company, in lieu of paying Mr. Emmi a transaction bonus for the sale of the company's government software and services business, the company reduced the amount of the indebtedness under the note by $78,400 and the company released 37,333 of the shares that had secured Mr. Emmi's obligation under the note. Accordingly, 2,667 of Mr. Emmi's shares of the company's common stock continue to secure Mr. Emmi's obligation under the note. On December 31, 2002, the principal amount outstanding under the note was $8,430.

Compensation of Directors

   Members of the Board of Directors who are officers of the company are not separately compensated for serving on the Board of Directors. Mr. Freedman receives a monthly fee of $13,000 from the company for his services as the company's non-executive Chairman of the Board. Each non-employee director (including Mr. Freedman) receives an annual cash retainer of $40,000, payable in four equal quarterly installments. All directors are reimbursed for reasonable expenses incurred in connection with their attendance at Board and committee meetings. Pursuant to the 1994 Non-Employee Director Plan, as amended (the "Plan"), the Board of Directors is authorized to grant options to non-employee directors in such amounts as the Board may determine, subject to the limitation that no non-employee director will be eligible to receive an option grant any sooner than five years after the date that such director was last granted options under the Plan. One-fifth (1/5) of the options granted under the Plan become exercisable on the first anniversary of the grant date, and an additional one-fifth (1/5) become exercisable on each of the second, third, fourth and fifth anniversaries of the grant date. The right to exercise the options granted under the Plan expires ten (10) years after the grant date. In November 2001, Mr. Battista was granted an option under the Plan to purchase 40,000 shares of company common stock at $12.52 per share. On January 15, 2002, Dr. Gavin was granted an option under the Plan to purchase 30,000 shares of the company's stock at $9.45 per share.

Related Party Transactions

   Mr. Unterberg is a director of the company and a member of the Audit Committee. During fiscal 2002, the company paid C.E. Unterberg, Towbin fees for investment banking services rendered in connection with the divestiture by the company of its manufacturing software and services business, and has an agreement to pay the firm for services provided in connection with future merger and acquisition activity of the company. Mr. Unterberg is Chairman of C.E. Unterberg, Towbin.

   We have confirmed, based upon a review of our internal records, that from October 1, 2001 to the date of this Proxy Statement, there have not been any transactions and there are currently no proposed transactions, between the company and any executive officer, director, 5% beneficial owner of our common stock, or member of the immediate family of the foregoing persons in which the amount involved exceeded $60,000 and in which one of the foregoing individuals or entities had a direct or indirect material interest, except as described above. Both the Audit Committee and the Board of Directors have reviewed and approved the related party transactions described above involving Unterberg Towbin and believes such transactions were on terms that were reasonable and fair to the company. No related party transaction had a material effect on our consolidated financial position, results of operations or cash flows for fiscal 2002.

Report of the Compensation Committee on Executive Compensation

   It is SCT's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance and the individual's personal contribution to the business.

   The Compensation Committee of the Board of Directors of the company, consisting solely of independent directors, annually reviews and approves the compensation of the company's executive officers. A significant part of executive officers' compensation may be dependent upon the company's annual financial performance and the price of the company's stock.

   There are three basic elements to executive officer compensation: base salary, bonus and stock incentives, typically in the form of stock options that are granted at market price and vest over a period of time. The stock option program rewards executive officers for long-term strategic management and enhancement of stockholder value by providing the executive officers an opportunity to acquire equity in the company. The compensation program stresses both annual and long-term performance, and supports a performance-oriented environment. In combination, these elements help the company to attract and retain qualified executive management personnel.

   The Compensation Committee considers increases in executive officer base salary on the recommendation of the Chief Executive Officer, taking into consideration, among other things, salaries paid to executives of other companies in comparable positions, the company's financial performance, and the individual's personal contribution to the company.

   During the period from October 1, 2001 through Mr. Emmi's retirement on January 2, 2002, the company made no adjustments to Mr. Emmi's base salary. Upon Mr. Emmi's retirement, Mr. Chamberlain was appointed to the position of President and Chief Executive Officer. Based upon available salary survey information regarding the compensation provided to chief executive officers of similarly sized technology businesses, and after reviewing the history of Mr. Chamberlain's salary increases during his tenure with the company, the Compensation Committee determined to increase Mr. Chamberlain's salary to $460,000 per annum in connection with his promotion to Chief Executive Officer.

   The Compensation Committee awards bonuses to the company's executive officers based predominantly on factors established prior to the commencement of the company's fiscal year. During fiscal 2002, each executive officer was eligible to receive a bonus depending on the achievement by the company of a percentage of targeted earnings per share, revenue, license fees, income-before-taxes (IBT) percentage and overall account "win rate." Each executive officer is eligible to receive a bonus, based on an established percentage of base salary, subject to increase or decrease based on the recommendation of the Chief Executive Officer. The executive officers were entitled to receive bonuses under the company's bonus plan during fiscal 2002 and information regarding such bonuses is provided in the above table under the caption "Summary Compensation Table."

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), precludes a public corporation from taking a deduction for compensation paid in excess of $1,000,000 per person to its Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limitation. Performance-based compensation must be determined by a committee comprised solely of two or more independent directors. In order to qualify as an independent director, a person may not be an employee of the company and generally may not receive, directly or indirectly, compensation for services other than in that person's capacity as a director. In the past, the company from time to time has retained the services of entities with which members of the Compensation Committee are affiliated. During fiscal 2002 through the present time, however, the company has not done so. The company may do so in the future, at which time, in making such a determination, the company shall consider the benefits derived from utilizing the services of such entities and the impact of Section 162(m) of the Code.

   The Board of Directors, based upon recommendations made to it by the Compensation Committee, determines whether and when stock incentives should be awarded to the Chief Executive Officer, the other named executive officers and other employees of the company that the Board reasonably determines to be key to the company's ability to perform. Consistent with such policy, the company granted the executive officers stock options during fiscal 2002. The table under the caption "Option Grants in Fiscal Year Ended September 30, 2002" above provides information with respect to the grant of options to the Chief Executive Officer and the other named executive officers during fiscal 2002.

   During fiscal 2002, the company engaged an executive compensation consulting firm to advise the company with regard to executive compensation for fiscal 2003. The consulting firm determined that changes to cash compensation were not indicated for fiscal 2003, but recommended that the company (i) simplify the factors used to determine executive bonus amounts and (ii) increase the number of shares under stock option grants to executives. In accordance with such recommendations, the company amended its executive bonus criteria and made certain stock option grants to executives in connection with their fiscal 2003 compensation.

   The foregoing constitutes the report on executive compensation of the Compensation Committee and the Board of Directors for the company's fiscal year ended September 30, 2002.

             FOR THE COMPENSATION         FOR THE BOARD OF
                   COMMITTEE:                DIRECTORS:
              Allen R. Freedman            Allen R. Freedman
              Gabriel A. Battista          Michael D.
                                           Chamberlain
              Robert M. Gavin, Jr.         Thomas I. Unterberg
                                           Gabriel A. Battista
                                           Eric Haskell
                                           Robert M. Gavin, Jr.

Report of the Audit Committee

   The Audit Committee appoints the accounting firm to be retained to audit the company's financial statements, and once retained, the accounting firm reports directly to the Audit Committee. The Audit Committee consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the company and to make recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent auditors. For fiscal 2002, the Board had adopted a written charter setting forth the functions the Committee is to perform and this report is pursuant to such charter. The Committee's charter was reviewed and revised in November 2002. A copy of the revised charter is attached to this Proxy Statement as Appendix A.

   For fiscal 2002, the Audit Committee: (a) reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2002 with management; (b) discussed with Ernst & Young LLP, the company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1; and (d) discussed with Ernst & Young LLP the auditors' independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee discussed with the company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with management and the internal and independent auditors to discuss the results of their examinations, their evaluations of the company's internal controls, and the overall quality of the company's financial reporting.

   In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended September 30, 2002.

   Audit Fees; Financial Information Systems Design and Implementation Fees; and All Other Fees

   Ernst & Young has billed the company $275,000, in the aggregate, for professional services for the audit of the company's financial statements for fiscal 2002. Ernst & Young did not bill the company for any professional services related to financial information systems design and implementation as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X. In addition to its audit fees, Ernst & Young during fiscal 2002 has billed the company $615,000, consisting of audit related services of $300,000 and non-audit services of $315,000. Audit related services primarily include fees for benefit plan and statutory audits, other accounting and auditing services and divestiture related services. Non-audit services generally include fees for tax advisory and compliance services.

   In appointing Ernst & Young as the company's independent auditors for the fiscal year ending September 30, 2003, the Audit Committee has considered whether Ernst & Young's provision of services other than audit services are compatible with maintaining their independence.

   The foregoing constitutes the report on the audited financial statements of the Audit Committee for the company's fiscal year ended September 30, 2002.

FOR THE AUDIT COMMITTEE:
   Allen R. Freedman
   Thomas I. Unterberg
   Gabriel A. Battista

                            STOCK PERFORMANCE CHART

   The following chart compares the yearly percentage change in the cumulative total stockholder return on the common stock during the five fiscal years ended September 30, 2002 with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1997 in the common stock and in each of the foregoing indices and assumes reinvestment of dividends. The company has not paid any dividends on its common stock during this period



         SYSTEMS & COMPUTER                          S & P 500
          TECHNOLOGY CORP.      S & P 500      APPLICATION SOFTWARE
          ----------------      ---------      --------------------
1997         100.00              100.00              100.00
1998          57.14              109.05               48.58
1999          55.76              139.37               35.16
2000          77.95              157.88               52.19
2001          39.94              115.85               16.80
2002          31.07               92.12               12.19

                                                Cumulative Total Return
                                                -----------------------
                                   9/97    9/98   9/99     9/00    9/01    9/02
                                   ----    ----   ----     ----    ----    ----
Systems & Computer
Technology Corp. ..............  $100.00  $57.14  $55.76  $77.95  $39.94  $31.07
S & P 500 Index ................ $100.00  109.05  139.37  157.88  115.85   92.12
S & P 500 Application
Software ....................... $100.00   48.58   35.16   52.19   16.80   12.19

* $100 invested on 9/30/97 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

   The following table sets forth information as to the beneficial ownership of the company's common stock (the only class of outstanding voting security of the company) by each person or group known by the company, based upon filings pursuant to Section 13(d) or (g) under the Securities Exchange Act of 1934, as amended, to own beneficially more than 5% of the outstanding shares of the company's common stock.

                                                 Amount and
                                                 Nature of
                                                 Beneficial  Percent
          Name and Address of Beneficial Owner   Ownership   of Class
          ------------------------------------  ----------   --------
          ICM Asset Management, L.P............ 3,379,986(1)   10.1%
           W. 601 Main Ave., Suite 600
           Spokane, WA 99201

          Liberty Wanger Asset Management, L.P. 2,130,000(2)    6.3%
           227 West Monroe Street, Suite 3000
           Chicago, IL 60606

          Lord, Abbett & Co.................... 2,096,427(3)    6.2%
           90 Hudson Street
           Jersey City, NJ 07302

          Tocqueville Asset Management, L.P.... 1,769,860(4)    5.3%
           1675 Broadway
           New York, NY 10019

--------
(1) The named beneficial owner has shared voting power with respect to 2,038,910 shares and no voting power with respect to the balance of the shares; and shared dispositive power with respect to 3,379,986 shares.
(2) The named beneficial owner has shared voting power with respect to 2,130,000 shares, and shared dispositive power with respect to 2,130,000 shares.
(3) The named beneficial owner has sole voting power and sole dispositive power with respect to 2,096,427 shares.
(4) The named beneficial owner has sole voting power and sole dispositive power with respect to 1,769,860 shares.

Employee Stock Ownership Trust

   While, as of December 31, 2002, 1,650,549 shares were owned of record by the company's Employee Stock Ownership Trust, and Mr. Haskell, Mr. Chamberlain and Mr. Blumenthal are members of the committee that administers the company's Employee Stock Ownership Plan, that committee does not have investment power with respect to the shares held by the Employee Stock Ownership Trust.

Security Ownership of Management

   The following table sets forth information, as of December 31, 2002, with respect to the beneficial ownership of the company's common stock by each director or nominee for director, each of the executive officers identified under the Summary Compensation Table and by all directors and executive officers as a group:

                                                            Amount and Nature
                                                              of Beneficial   Percent
Name                                                          Ownership(1)    of Class
----                                                        ----------------- --------
Michael J. Emmi............................................     1,208,668(2)    3.6%
Michael D. Chamberlain.....................................       258,421(3)      *
Thomas I. Unterberg........................................       378,000(4)    1.1%
Gabriel A. Battista........................................        32,000(5)      *
Allen R. Freedman..........................................       400,245(6)    1.2%
Robert M. Gavin, Jr........................................         6,000(7)      *
Eric Haskell...............................................       440,844(8)    1.3%
Richard A. Blumenthal......................................       383,104(9)    1.1%
Jerry A. Smith.............................................        79,278(10)     *
Deirdre F. Wielgus.........................................        75,489(11)     *
All directors and executive officers as a group (9 persons)     2,073,889(12)   6.2%

--------
(1) Information with respect to beneficial ownership is based upon information furnished by each director and officer. Unless otherwise specified, the named stockholders have sole voting and investment power with respect to all of the shares indicated.
(2) Includes 1,085 shares with respect to which Mr. Emmi does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 723,500 shares.
(3) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 188,148 shares.
(4) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 92,000 shares.
(5) Represents options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 32,000 shares.
(6) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 92,000 shares.
(7) Represents options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 6,000 shares.
(8) Includes 12,000 shares owned by Mr. Haskell as custodian for his children and options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 290,800 shares.
(9) Includes 176 shares with respect to which Mr. Blumenthal does not have investment power, 36 shares owned by Mr. Blumenthal as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 278,532 shares.
(10) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 78,333 shares.
(11) Includes 113 shares with respect to which Ms. Wielgus does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 74,002 shares.
(12) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 2002, to purchase 1,151,479 shares, and 274 shares with respect to which the group does not have investment power. Does not include ownership interests and option exercise rights of Mr. Emmi, Mr. Smith and Ms. Wielgus. Includes share ownership interests and option exercise rights of executive officers appointed after the end of fiscal 2002.
* Designates that the individual owns less than one percent of the Common Stock of the Company.

                             SELECTION OF AUDITORS

   The Audit Committee of the Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the company for the fiscal year ending September 30, 2003. Ernst & Young LLP has acted as independent auditors for the company since 1976. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                                OTHER BUSINESS

   Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement that may take place, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

   A copy of the company's Annual Report to Stockholders for fiscal 2002 accompanies this Proxy Statement.

                   RESTRICTION ON INCORPORATION BY REFERENCE

   The information contained in this Proxy Statement under the captions "Report of the Compensation Committee/Board of Directors on Executive Compensation," "Report of the Audit Committee" and "Stock Performance Chart," shall not be deemed to be incorporated by reference into any filing made by the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent the company incorporates such report by specific reference.

   It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to complete and sign the enclosed proxy card and promptly return it in the enclosed stamped addressed envelope. This will not prevent you from voting in person at the Annual Meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                              By Order of the Board of
                                 Directors

                              Richard A. Blumenthal
                              Secretary

Dated: January 21, 2003
Malvern, Pennsylvania

                                                                     APPENDIX A

                      Systems & Computer Technology Corp.

                            Audit Committee Charter

                                 ORGANIZATION

   This charter governs the operations of the audit committee. The audit committee shall review and reassess the charter at least annually. The audit committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the audit committee shall be considered independent if they do not accept any consulting, advisory, or other compensatory fee from the Company other than in his or her capacity as a director, they are not an affiliated person of the Company or any subsidiary other than in his or her capacity as a director and they have no relationship that, in the opinion of the board of directors, would interfere with the exercise of their independence from management of the Company.

   In addition, all committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

                              STATEMENT OF POLICY

   The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and shall have the authority to retain outside counsel and other experts for this purpose.

                        RESPONSIBILITIES AND PROCESSES

   The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the Company's independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

    . The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Company's stockholders.

    . The audit committee shall be directly responsible for the appointment, compensation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the audit committee.

    . The audit committee shall pre-approve both audit and non-audit services of the independent auditors, except that the audit committee shall be prohibited from approving the following non-audit services:

       . Bookkeeping or other services related to the accounting records or financial statements
       .  Financial information systems design and implementation
       . Appraisal or valuation services, fairness opinion, or contribution-in-kind reports
       .  Actuarial services
       .  Internal audit outsourcing services
       .  Management functions or human resources work
       . Broker-dealer, investment adviser, or investment banking services . Legal services and expert services unrelated to the audit
       .  Any other service that the board determines is impermissible.

   Any audit committee approval of non-audit services shall be disclosed in periodic reports as required to be filed by the Company by the rules and regulations promulgated by the Securities and Exchange Commission.

    . Delegation of Authority--The audit committee may delegate pre-approval authority to one or more of its members, in which event any such services approved by such delegated member shall be presented to the full audit committee at its next regularly scheduled meeting.

    . The audit committee shall discuss with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board Standard No. 1. Without limiting the foregoing, the audit committee shall address with the independent auditors (i) the Company's critical accounting policies, (ii) alternative treatments of financial information within GAAP that the independent auditors have discussed with Company management, and the alternative preferred by the independent auditors and (iii) any material written communications between the independent auditors and Company management, such as a schedule of unadjusted differences.

    . Annually, the audit committee shall appoint the Company's independent auditors.

    . The audit committee shall review and approve all related-party transactions.

    . The audit committee shall establish procedures for the handling of complaints received by the Company regarding accounting controls, auditing matters, or accounting irregularities and for the confidential, anonymous submission by employees of complaints or concerns regarding such matters.

    . The audit committee shall discuss with the Company's internal auditors and the Company's independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the audit committee shall review the design and effectiveness of the Company's internal controls and disclosure controls and procedures and in this connection, shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting, financial and disclosure controls, including the Company's system to monitor and manage business risk, and the Company's legal and ethical compliance programs. Further, the audit committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

    . The audit committee shall review with the independent auditors and the internal auditor the coordination of audit efforts to promote a reduction of redundant efforts and the effective use of audit resources.

    . The audit committee shall review the internal audit function of the Company including the independence and authority of its reporting obligations, and the proposed audit plans for the coming year.

    . The audit committee may review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the audit committee may also discuss the results of the quarterly review and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards. Any member of the audit committee may represent the entire audit committee for the purposes of the review described in this paragraph, in which event such member will make a presentation to the full audit committee at its next regularly scheduled meeting.

    . The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

    . The audit committee may review with management and the independent auditors the quarterly and annual press releases prior to the issuance of the release by the Company. Any member of the audit committee may represent the entire audit committee for the purposes of the review described in this paragraph, in which event such member will make a presentation to the full audit committee at its next regularly scheduled meeting.

   The committee shall provide a report, to be included in the Company's proxy statement, as required by the rules and regulations of the NASD and SEC.

         SYSTEMS & COMPUTER TECHNOLOGY CORPORATION             Please mark
                                                               your vote as  [X]
                                                               indicated in
                                                               this example

1. Election of Directors:

           FOR both nominee(s)             WITHHOLD
          (Except as marked to            AUTHORITY
              the contrary)       to vote for both nominee(s)

                  [_]                         [_]

Nominees: 01 Gabriel A. Battista
          02 Robert M. Gavin, Jr.

For a three-year term expiring at the 2006 Annual Meeting of Stockholders. (Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)


________________________________________________________________________________

Please be sure to sign and date this Proxy below.

Dated:____________________________________________________________________, 2003


________________________________________________________________________________
                             Stockholder sign above


________________________________________________________________________________
                          Co-holder (if any) sign above

Detach below card, sign, date, and mail in postage paid envelope provided.

PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL TODAY

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                        VOTING INSTRUCTIONS TO TRUSTEES

      THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, DATED JANUARY 21, 2003, AND HEREBY INSTRUCTS THE TRUSTEES TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 21, 2003, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      ANY SHARES HELD BY THE TRUSTEES FOR WHICH THE TRUSTEES HAVE NOT RECEIVED VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING WILL BE VOTED BY THE TRUSTEES IN THEIR DISCRETION CONSISTENT WITH THEIR FIDUCIARY DUTIES. ANY SHARES HELD BY THE TRUSTEES FOR WHICH THEY HAVE BEEN INSTRUCTED TO SIGN MANAGEMENT'S PROXY WITH NO ADDITIONAL INSTRUCTIONS TO THE CONTRARY INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS CARD. THIS ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

         SYSTEMS & COMPUTER TECHNOLOGY CORPORATION             Please mark
                                                               your vote as  [X]
                                                               indicated in
                                                               this example

1. Election of Directors:

           FOR both nominee(s)              WITHHOLD
          (Except as marked to             AUTHORITY
             the contrary)         to vote for both nominee(s)

                  [_]                          [_]

Nominees: 01 Gabriel A. Battista
          02 Robert M. Gavin, Jr.

For a three-year term expiring at the 2006 Annual Meeting of Stockholders. (Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please be sure to sign and date this Proxy below.

Dated:____________________________________________________________________, 2003


________________________________________________________________________________
                             Stockholder sign above

________________________________________________________________________________
                          Co-holder (if any) sign above

Detach below card, sign, date, and mail in postage paid envelope provided.

PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL TODAY

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 REVOCABLE PROXY

                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

               Proxy Solicited on Behalf Of The Board of Directors

      The undersigned, revoking all previous proxies, hereby appoints Michael D. Chamberlain and Richard A. Blumenthal, and each of them acting individually, as attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on February 21, 2003, and at any adjournment or postponement thereof.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

      NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNOR IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

         SYSTEMS & COMPUTER TECHNOLOGY CORPORATION             Please mark
                                                               your vote as  [X]
                                                               indicated in
                                                               this example

1. Election of Directors:

     FOR both nominee(s)                       WITHHOLD
    (Except as marked to                      AUTHORITY
        the contrary)                to vote for both nominee(s)

            [_]                                   [_]

Nominees: 01 Gabriel A. Battista
          02 Robert M. Gavin, Jr.

For a three-year term expiring at the 2006 Annual Meeting of Stockholders. (Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)


________________________________________________________________________________

Please be sure to sign and date this Proxy below.

Dated:____________________________________________________________________, 2003


________________________________________________________________________________
                             Stockholder sign above


________________________________________________________________________________
                          Co-holder (if any) sign above

Detach below card, sign, date, and mail in postage paid envelope provided.

PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL TODAY

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                        VOTING INSTRUCTIONS TO TRUSTEES

      THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION RETIREMENT SAVINGS PLAN (401k) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DATED JANUARY 21, 2003, AND HEREBY INSTRUCTS THE TRUSTEES TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 21, 2003, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      ANY SHARES HELD BY THE TRUSTEES FOR WHICH THE TRUSTEES HAVE NOT RECEIVED VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING WILL BE VOTED BY THE TRUSTEES IN THEIR DISCRETION CONSISTENT WITH THEIR FIDUCIARY DUTIES. ANY SHARES HELD BY THE TRUSTEES FOR WHICH THEY HAVE BEEN INSTRUCTED TO SIGN MANAGEMENT'S PROXY WITH NO ADDITIONAL INSTRUCTIONS TO THE CONTRARY INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS CARD. THIS ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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                            ^ FOLD AND DETACH HERE ^